UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	February 16, 2016

Ameris Bancorp

(Exact Name of Registrant as Specified in Charter)

Georgia	001-13901	58-1456434
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification No.)
Incorporation)

310 First Street, S.E., Moultrie, Georgia	31768
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(229) 890-1111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 7, 2015, Ameris Bancorp, a Georgia corporation (“Ameris”), filed a Registration Statement on Form S-4 (File No. 333-208355) (as amended from time to time, the “Registration Statement”) to register shares of the common stock of Ameris anticipated to be issued upon consummation of the proposed merger (the “Merger”) of Jacksonville Bancorp, Inc., a Florida corporation (“Jacksonville”), with and into Ameris pursuant to the Agreement and Plan of Merger between Ameris and Jacksonville dated as of September 30, 2015 (the “Merger Agreement”). The Registration Statement, which became effective at 5:00 p.m. on February 4, 2016, sets forth a deadline by which shareholders of Jacksonville must elect the type of consideration they wish to receive in the Merger (the “Merger Consideration Election”), subject to the proration provisions in the Merger Agreement, of March 11, 2016, which is the date of the special meeting at which shareholders of Jacksonville will consider and vote upon the Merger. In connection with the Merger Consideration Election, on or about February 8, 2016, Computershare Investor Services, the exchange agent for the Merger, mailed an election statement to each registered holder of Jacksonville common stock and nonvoting common stock pursuant to which such shareholder could elect the type of consideration he or she wishes to receive in the Merger, subject to the proration provisions in the Merger Agreement.

Ameris and Jacksonville have determined to postpone the original deadline of March 11, 2016 for the Merger Consideration Election until a date following the consummation of the Merger, which new deadline will be determined by Ameris at a later time. In addition, the election statements previously mailed to Jacksonville’s shareholders on or about February 8, 2016 should be disregarded and are of no further force or effect. A new election statement and letter of transmittal will be mailed to Jacksonville’s shareholders following the consummation of the Merger with instructions on how shareholders can make the Merger Consideration Election and surrender their share certificates in exchange for payment of the Merger consideration. To properly make a Merger Consideration Election, Jacksonville shareholders will be required to follow the procedures outlined in the new election statement and letter of transmittal to be mailed to them after the effective time of the Merger.

Cautionary Statements Regarding Forward-Looking Information.

This Current Report contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the Merger. Forward-looking statements represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to, the possibility that expected benefits may not materialize in the timeframes expected or at all, or may be more costly to achieve; that the Merger may not be timely completed, if at all; that prior to completion of the Merger or thereafter, the parties’ respective businesses may not perform as expected due to transaction-related uncertainties or other factors; that the parties are unable to implement successful integration strategies; that the required shareholder or other closing conditions are not satisfied in a timely manner, or at all; reputational risks and the reaction of the parties’ customers to the Merger; diversion of management time to Merger-related issues; and other factors and risk influences contained in the cautionary language included under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Ameris’s Form 10-K for the year ended December 31, 2014 and other documents subsequently filed by Ameris with the SEC. Consequently, no forward-looking statement can be guaranteed. Neither Ameris nor Jacksonville undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For any forward-looking statements made in this Current Report on Form 8-K, the exhibits hereto or any related documents, Ameris and Jacksonville claim protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Additional Information and Where to Find It

This communication is being made in respect of the Merger involving Ameris and Jacksonville. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the Merger, Ameris filed with the SEC on December 7, 2015 a registration statement on Form S-4, which included a proxy statement/prospectus for the shareholders of Jacksonville, and filed amendments to such registration statement on January 22, 2016 and February 3, 2016, as well as other relevant materials in connection with the proposed transaction. The SEC declared the registration statement effective on February 4, 2016. Jacksonville mailed the proxy statement to its shareholders on or about February 8, 2016.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The proxy statement/prospectus, as well as other filings containing information about Ameris and Jacksonville, are available without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement/prospectus and other documents filed with the SEC in connection with the Merger can also be obtained, without charge, from Ameris’s website (http://www.amerisbank.com) and Jacksonville’s website (http://www.jaxbank.com).

Participants in the Merger Solicitation

Ameris and Jacksonville, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Jacksonville in respect of the Merger. Information regarding the directors and executive officers of Ameris and Jacksonville and other persons who may be deemed participants in the solicitation of the shareholders of Jacksonville in connection with the Merger is included in the proxy statement/prospectus of Ameris and Jacksonville described above and other relevant materials filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERIS BANCORP

By:	/s/ Dennis J. Zember Jr.
Dennis J. Zember Jr.
Executive Vice President and Chief Financial Officer

Date: February 16, 2016